DELAWARE GROUP® ADVISER FUNDS

Delaware International Bond Fund
 (the “Fund”)

Supplement to the Fund’s Statutory Prospectuses dated July 15, 2011

The following replaces the second paragraph in the section entitled “How has Delaware International Bond Fund performed?” in the Fund’s retail statutory prospectus.

The Fund is the successor to The International Fixed Income Portfolio of the Delaware Pooled Trust pursuant to the reorganization (Reorganization) of The International Fixed Income Portfolio into Class A of the Fund, which will occur on or about July 28, 2011. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the performance information shown below is historical information for The International Fixed Income Portfolio.  Because the Fund's fees and expenses are higher than those of The International Fixed Income Portfolio, the Fund's performance would have been lower than that shown below for The International Fixed Income Portfolio. No performance information is shown below for the Fund's Class C and Class R shares because they had not commenced operations as of the date of this Prospectus.

The following replaces the second paragraph in the section entitled “How has Delaware International Bond Fund performed?” in the Fund’s institutional statutory prospectus.

The Fund is the successor to The International Fixed Income Portfolio of the Delaware Pooled Trust pursuant to the reorganization (Reorganization) of The International Fixed Income Portfolio into Class A of the Fund, which will occur on or about July 28, 2011. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the performance information shown below is historical information for The International Fixed Income Portfolio.  Because the Fund's fees and expenses are higher than those of The International Fixed Income Portfolio, the Fund's performance would have been lower than that shown below for The International Fixed Income Portfolio. The performance information shown below is for the Fund's Class A shares because the Institutional Class shares had not commenced operations as of the date of this Prospectus.

Please keep this Supplement for future reference.

This Supplement is dated August 4, 2011.